UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 31, 2009

CADENCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	1-15773	64-0694755
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

301 East Main Street, Starkville, Mississippi		39759
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(662) 343-1341

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 1, 2009, Cadence Financial Corporation ("CADE") mailed a letter to shareholders regarding an update on the Company, the sale of their insurance subsidiary and outlook for the second half of 2009.  The letter is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number                     Description of Exhibit
99.1	Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION
(Registrant)

Date: September 1, 2009	By:	/s/ Richard T. Haston
Richard T. Haston
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Letter to Shareholders